EXHIBIT 99.1

[UBS LOGO] Investment
           Bank


                                     $475MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-8
                                    (Issuer)

                                   MARM 2004-8

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                         UBS Real Estate Securities Inc.
                                  (Transferor)

                             Wells Fargo Bank, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2004-8

               Initial Certificate
                    Principal                                                                                           Expected
                   Balance or                                                                                        Initial Rating
                Notional Amount       Initial Pass-                           Initial W.A. Months to   W.A. Reset      of Offered
    Class            (1)(2)           Through Rate        Principal Types             Reset              Margin     Certificates(3)
-------------- -------------------- ---------------- ------------------------ ---------------------- -------------- ---------------
Offered
Certificates
Class 1-A-1     $    [ 56,000,000]    [3.086] %(4)     Senior, Pass-Through               4            [1.668] %          AAA
Class 2-A-1     $    [ 70,300,000]    [4.914] %(5)     Senior, Pass-Through              34            [2.070] %          AAA
Class 3-A-1     $    [113,300,000]    [4.483] %(6)     Senior, Pass-Through              34            [2.180] %          AAA
Class 4-A-1     $    [ 69,600,000]    [4.900] %(7)     Senior, Pass-Through              58            [1.970] %          AAA
Class 5-A-1     $    [ 72,200,000]    [4.817] %(8)     Senior, Pass-Through              58            [2.070] %          AAA
Class 6-A-1     $    [ 13,900,000]    [5.178] %(9)     Senior, Pass-Through              81            [1.940] %          AAA
Class 7-A-1     $    [ 16,600,000]    [5.576] %(10)    Senior, Pass-Through             118            [2.000] %          AAA
Class A-R       $      50             [] %(11)         Senior, Residual                 N/A            N/A                AAA
Class A-L-R     $      50             [] %(11)         Senior, Residual                 N/A            N/A                AAA
Class B-1       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %            AA
Class B-2       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %            A
Class B-3       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %           BBB

Non-Offered
Certificates
Class B-4       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %            BB
Class B-5       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %            B
Class B-6       $    [TBD        ]    [TBD] %(12)      Subordinate                      TBD            [TBD ] %            NR

--------------------------------------------------------------------------------
 The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by
 UBS Securities LLC.
--------------------------------------------------------------------------------


(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3)   Ratings are expected from two of the following three rating agencies:
      Fitch, Moody's and S&P.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

[UBS LOGO] Investment
           Bank


(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 5-A-1 certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 6-A-1 certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

 (10) The pass-through rate for the Class 7-A-1 certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class A-R and Class A-L-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).


SUMMARY

Relevant Parties

      Issuer........................... MASTR Adjustable Rate Mortgages Trust
                                        2004-8 The trust will be established
                                        under a pooling and servicing agreement
                                        among Mortgage Asset Securitization
                                        Transactions, Inc., as depositor, Wells
                                        Fargo Bank, N.A., as master servicer and trust administrator, UBS Real Estate Securities Inc., as transferor, and JPMorgan Chase Bank, as trustee.

      Depositor........................ Mortgage Asset Securitization
                                        Transactions, Inc., a Delaware
                                        corporation. The depositor's address is
                                        1285 Avenue of the Americas, New York,
                                        New York 10019, telephone number (212)
                                        713-2000. See "The Depositor" in the
                                        prospectus.


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[UBS LOGO] Investment
           Bank


      Master Servicer and
      Trust Administrator.............. Wells Fargo Bank, N.A., a national banking association. Wells Fargo Bank,
                                        N.A. maintains an office at 9062 Old
                                        Annapolis Road, Columbia, Maryland
                                        21045. See "The Master Servicer and the
                                        Servicers--The Master Servicer" in the
                                        prospectus supplement.

      Transferor....................... UBS Real Estate Securities Inc. The
                                        transferor's address is 1285 Avenue of
                                        the Americas, New York, New York 10019,
                                        telephone number (212) 713-2000.

      Trustee.......................... JPMorgan Chase Bank, a New York banking corporation. The trustee's principal
                                        office is 4 New York Plaza, 6th Floor,
                                        New York, New York 10004-2477. See "The
                                        Pooling and Servicing Agreement-- The
                                        Trustee" in the prospectus supplement.

Relevant Dates

      Cut-Off Date..................... August 1, 2004.

      Closing Date..................... On or about August 30, 2004.

      Investor Settle Date............. On or about August 31, 2004.

      Distribution Date................ The 25th day of each month or, if that day is not a business day, the next
                                        business day, beginning in August 2004.

      Interest Accrual Period.......... For each class of certificates, the calendar month immediately prior to the
                                        month in which the relevant distribution date occurs.


Optional Termination................... The master servicer may, at its option, purchase all but not less than all of
                                        the loans in the trust on any
                                        distribution date on or after the first
                                        date on which the current aggregate
                                        scheduled principal balance, as of that
                                        date of determination, is less than 5%
                                        of the aggregate scheduled principal
                                        balance of the loans as of the cut-off
                                        date.

Credit Enhancement..................... Credit enhancements may reduce the harm caused to holders of certificates by
                                        shortfalls in payments collected on the
                                        loans. Credit enhancements can reduce
                                        the effect of shortfalls on all classes
                                        of offered certificates, or they can
                                        allocate shortfalls so they affect some
                                        classes before others.

                                        Subordination. The group 1, group 2,
                                        group 3, group 4, group 5, group 6, and
                                        group 7 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, group 5,


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

[UBS LOGO] Investment
           Bank


                                        group 6, and group 7 mortgage loans,
                                        other than certain excess losses, prior
                                        to other classes of certificates.

Last Scheduled
Distribution Date...................... September 25, 2034

Collateral............................. The Trust's main source of funds for making distributions on the certificates will be collections on seven pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status............................. Elections will be made to treat the assets of the trust as three separate
                                        real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R and Class A-L-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-L-R certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations................... If you are a fiduciary of any retirement plan or other employee benefit
                                        arrangement subject to the Employee
                                        Retirement Income Security Act of 1974,
                                        as amended, or Section 4975 of the
                                        Internal Revenue Code of 1986, you
                                        should consult with counsel as to
                                        whether you can buy or hold an offered
                                        certificate. The residual certificates
                                        may not be purchased or transferred to
                                        such a plan.



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                     MARM 04-7 PRELIMINARY COLLATERAL STRAT

-----------------------------------------------------------------------------------------------------------------------------------
Pool                     G1            G2            G3            G4            G5            G6            G7          Total:
-----------------------------------------------------------------------------------------------------------------------------------
Type                  6mo Libor     Conf 3/1     Jumbo 3/1      Conf 5/1      Jumbo 5/1     Jumbo 7/1    Jumbo 10/1
                   -------------------------------------------------------------------------------------------------
Total Balance        $63,289,043   $79,617,852  $128,139,905   $78,786,214   $81,753,053   $15,742,850   $18,840,518  $466,169,434
Avg Balance             $461,964      $189,566      $485,378      $194,055      $520,720      $286,234      $428,194      $314,342
WA Gross Rate              3.460         5.223         4.821         5.239         5.130         5.524         5.898         4.897
WA Net Rate                3.086         4.914         4.484         4.901         4.817         5.179         5.576         4.564
WA Roll                        4            34            34            57            58            81           118            43
WA Gross Margin            2.042         2.445         2.558         2.347         2.452         2.317         2.382         2.399
WA First Rate Cap          4.847         3.840         2.985         5.117         5.000         5.233         5.317         4.266
Periodic Cap **            4.521         1.198         1.649         1.530         1.734         1.329         1.466         1.920
WA Max Rate               12.096        10.934        10.335        10.392        10.213        10.757        11.215        10.714
WA FICO                      722           707           717           717           731           721           733           719
WA Orig LTV                 70.3          79.5          72.7          77.9          70.2          76.4          73.0          74.1
CA %                        22.7          26.3          57.5          20.5          73.0          12.2          40.6          41.7
Prepay %                    17.1          30.4          10.8          26.5           9.2          13.9          32.7          18.4
Full Doc %                  61.2          51.6          62.0          65.1          22.5          61.8          54.3          53.4
IO %                        93.0          86.7          41.6          87.8          50.8          95.1          89.5          69.4
WA Rem Term                  358           358           358           357           357           357           358           358
-----------------------------------------------------------------------------------------------------------------------------------

*     NOTE: This collateral is preliminary and could change prior to deal close.

** Periodic caps are semi-annual caps for 6mo Libor arms and annual caps for 1yr Libor or 1yr CMT arms. All caps are expected to be atleast 2% annually.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Current Balance                  Loans        Balance     Balance   Group 1  Group 2  Group 3  Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= $333,700.00                     948   $180,507,165       38.72     25.20    95.78     0.00    97.69     0.41    49.45    17.05
$333,700.01 - $450,000.00          251     97,697,287       20.96      7.54     2.32    41.82     1.51    38.34    15.08    13.72
$450,000.01 - $650,000.00          206    109,894,418       23.57     23.23     1.89    43.35     0.80    33.97    23.12    32.37
$650,000.01 - $850,000.00           34     25,052,385        5.37      8.18     0.00     6.79     0.00     7.54     4.26    23.01
$850,000.01 - $1,050,000.00         25     24,117,606        5.17      7.67     0.00     5.36     0.00    13.97     0.00     5.18
$1,050,000.01 - $1,250,000.00        8      9,293,374        1.99      3.83     0.00     2.69     0.00     4.19     0.00     0.00
$1,250,000.01 - $1,450,000.00        5      6,523,800        1.40      6.24     0.00     0.00     0.00     1.59     8.10     0.00
$1,450,000.01 - $1,650,000.00        2      3,098,400        0.66      2.31     0.00     0.00     0.00     0.00     0.00     8.67
$1,850,000.01 - $2,050,000.00        2      3,860,000        0.83      6.10     0.00     0.00     0.00     0.00     0.00     0.00
$2,250,000.01 >=                     2      6,125,000        1.31      9.68     0.00     0.00     0.00     0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: $36,450.00
Maximum: $3,705,000.00
Average: $314,342.17
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 1 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Current Gross Rate               Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                            3     $2,620,000        0.56      4.14     0.00     0.00     0.00     0.00     0.00     0.00
2.001% - 2.250%                      2      1,668,000        0.36      2.64     0.00     0.00     0.00     0.00     0.00     0.00
2.251% - 2.500%                      1        747,500        0.16      1.18     0.00     0.00     0.00     0.00     0.00     0.00
2.501% - 2.750%                      6      3,752,460        0.80      5.93     0.00     0.00     0.00     0.00     0.00     0.00
2.751% - 3.000%                     13      6,760,303        1.45      8.64     0.00     1.01     0.00     0.00     0.00     0.00
3.001% - 3.250%                     17      6,213,177        1.33      7.08     0.09     1.04     0.42     0.00     0.00     0.00
3.251% - 3.500%                     40     14,646,857        3.14     17.11     0.96     2.38     0.00     0.00     0.00     0.00
3.501% - 3.750%                     46     23,708,159        5.09     30.45     0.70     3.02     0.00     0.00     0.00     0.00
3.751% - 4.000%                     62     24,605,828        5.28     20.26     1.15     5.68     2.10     2.36     0.00     0.00
4.001% - 4.250%                     58     20,101,128        4.31      0.00     4.78     7.05     4.55     4.49     0.00     0.00
4.251% - 4.500%                    120     47,178,333       10.12      0.00     6.99    17.69     6.40    16.61     2.03     0.00
4.501% - 4.750%                    147     45,423,326        9.74      1.90     8.12    11.84    14.58     9.89    15.03     3.45
4.751% - 5.000%                    158     49,716,302       10.66      0.00    12.57    12.27    13.19    12.72     8.80     9.56
5.001% - 5.250%                    131     38,789,011        8.32      0.00    11.93    10.19     7.47     7.70    22.30     2.92
5.251% - 5.500%                    207     54,107,322       11.61      0.00    18.56    10.29    13.77    15.02    10.20     7.54
5.501% - 5.750%                    289     77,488,435       16.62      0.00    30.90    17.06    16.88    17.04     8.36    13.12
5.751% - 6.000%                    126     32,893,413        7.06      0.00     0.59     0.00    19.49    14.18     8.86    21.62
6.001% - 6.250%                     19      6,651,056        1.43      0.39     0.44     0.00     0.79     0.00     9.52    20.87
6.251% - 6.500%                     12      3,395,377        0.73      0.00     0.00     0.00     0.20     0.00     7.84    10.64
6.501% - 6.750%                     13      3,028,123        0.65      0.28     1.45     0.00     0.00     0.00     2.43     6.97
6.751% - 7.000%                      7      1,460,623        0.31      0.00     0.61     0.00     0.14     0.00     3.62     1.56
7.001% - 7.250%                      2        223,823        0.05      0.00     0.15     0.00     0.00     0.00     0.68     0.00
7.251% - 7.500%                      4        990,879        0.21      0.00     0.00     0.48     0.00     0.00     0.34     1.74
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 7.500%
Weighted Average: 4.897%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 2 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Net Rate                         Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                            6     $5,035,500        1.08      7.96     0.00     0.00     0.00     0.00     0.00     0.00
2.251% - 2.500%                     11      5,675,977        1.22      7.48     0.00     0.73     0.00     0.00     0.00     0.00
2.501% - 2.750%                     13      6,578,148        1.41      9.84     0.00     0.27     0.00     0.00     0.00     0.00
2.751% - 3.000%                     36     12,725,299        2.73     15.40     0.28     1.89     0.42     0.00     0.00     0.00
3.001% - 3.250%                     34     17,450,310        3.74     20.86     1.16     2.59     0.00     0.00     0.00     0.00
3.251% - 3.500%                     52     20,559,654        4.41     22.63     0.48     4.39     0.29     0.00     0.00     0.00
3.501% - 3.750%                     57     23,763,647        5.10     13.26     2.41     5.46     3.28     4.73     0.00     0.00
3.751% - 4.000%                     90     35,601,409        7.64      0.00     5.23    13.10     5.28    12.84     0.00     0.00
4.001% - 4.250%                    131     43,500,539        9.33      0.00     8.95    15.35     9.57     9.80     7.27     0.00
4.251% - 4.500%                    149     49,437,874       10.61      1.90     8.75    13.13    12.38    12.09    14.93    13.01
4.501% - 4.750%                    128     37,315,770        8.00      0.00    10.76     7.83    12.18     9.71     7.56     0.00
4.751% - 5.000%                    138     37,298,860        8.00      0.00    12.53     7.42     8.84     8.02    23.80     2.92
5.001% - 5.250%                    200     52,888,280       11.35      0.00    17.32    11.76    14.13    11.59     8.24    11.33
5.251% - 5.500%                    289     77,214,650       16.56      0.00    29.30    15.60    19.06    17.04    10.41    17.60
5.501% - 5.750%                     98     27,134,565        5.82      0.00     0.19     0.00    14.23    14.18     7.22    16.16
5.751% - 6.000%                     17      5,866,793        1.26      0.39     0.44     0.00     0.20     0.00    10.87    18.07
6.001% - 6.250%                     15      4,705,234        1.01      0.28     1.27     0.00     0.00     0.00     2.63    16.47
6.251% - 6.500%                      8      1,044,052        0.22      0.00     0.42     0.00     0.14     0.00     2.43     1.14
6.501% - 6.750%                      5      1,158,170        0.25      0.00     0.37     0.00     0.00     0.00     3.62     1.56
6.751% - 7.000%                      2        223,823        0.05      0.00     0.15     0.00     0.00     0.00     0.68     0.00
7.001% - 7.250%                      4        990,879        0.21      0.00     0.00     0.48     0.00     0.00     0.34     1.74
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 7.250%
Weighted Average: 4.564%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Index                            Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
1 Year CMT                         210    $97,683,679       20.95      0.00     3.73    48.58     5.79    33.04     5.64     0.00
1 Year Libor                       319     99,944,319       21.44      0.00    14.57    15.37    33.94    40.37    24.47    26.79
6 Month Libor                      954    268,541,436       57.61    100.00    81.70    36.04    60.27    26.59    69.89    73.21
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 3 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Months to Roll                   Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
1                                    1       $147,200        0.03      0.23     0.00     0.00     0.00     0.00     0.00     0.00
2                                   16     11,011,432        2.36     17.40     0.00     0.00     0.00     0.00     0.00     0.00
3                                   26      9,768,229        2.10     15.43     0.00     0.00     0.00     0.00     0.00     0.00
4                                   19      7,758,162        1.66     12.26     0.00     0.00     0.00     0.00     0.00     0.00
5                                   63     29,962,330        6.43     47.34     0.00     0.00     0.00     0.00     0.00     0.00
6                                   12      4,641,690        1.00      7.33     0.00     0.00     0.00     0.00     0.00     0.00
13                                   1        395,939        0.08      0.00     0.00     0.31     0.00     0.00     0.00     0.00
22                                   2        922,375        0.20      0.00     0.27     0.56     0.00     0.00     0.00     0.00
27                                   1        240,000        0.05      0.00     0.30     0.00     0.00     0.00     0.00     0.00
28                                   2        783,804        0.17      0.00     0.25     0.45     0.00     0.00     0.00     0.00
29                                   1        299,098        0.06      0.00     0.38     0.00     0.00     0.00     0.00     0.00
30                                   8      2,731,117        0.59      0.00     0.83     1.61     0.00     0.00     0.00     0.00
31                                   3        549,720        0.12      0.00     0.69     0.00     0.00     0.00     0.00     0.00
32                                  44     10,792,056        2.32      0.00    10.03     2.19     0.00     0.00     0.00     0.00
33                                  81     20,110,769        4.31      0.00    15.37     6.14     0.00     0.00     0.00     0.00
34                                 281     89,062,099       19.11      0.00    34.98    47.77     0.00     0.00     0.00     0.00
35                                 252     80,210,610       17.21      0.00    35.31    40.65     0.00     0.00     0.00     0.00
36                                   8      1,660,170        0.36      0.00     1.58     0.31     0.00     0.00     0.00     0.00
46                                   2        711,200        0.15      0.00     0.00     0.00     0.39     0.50     0.00     0.00
48                                   2        308,678        0.07      0.00     0.00     0.00     0.39     0.00     0.00     0.00
49                                   1         92,904        0.02      0.00     0.00     0.00     0.12     0.00     0.00     0.00
50                                   1        320,000        0.07      0.00     0.00     0.00     0.41     0.00     0.00     0.00
51                                   1        264,671        0.06      0.00     0.00     0.00     0.34     0.00     0.00     0.00
52                                   1        150,600        0.03      0.00     0.00     0.00     0.19     0.00     0.00     0.00
53                                   1        307,200        0.07      0.00     0.00     0.00     0.39     0.00     0.00     0.00
55                                   7      1,864,055        0.40      0.00     0.00     0.00     1.85     0.50     0.00     0.00
56                                  69     15,588,023        3.34      0.00     0.00     0.00    16.72     2.96     0.00     0.00
57                                 113     25,160,656        5.40      0.00     0.00     0.00    28.04     3.75     0.00     0.00
58                                 212     70,281,635       15.08      0.00     0.00     0.00    29.13    57.90     0.00     0.00
59                                 141     43,417,988        9.31      0.00     0.00     0.00    19.42    34.39     0.00     0.00
60                                  12      2,071,656        0.44      0.00     0.00     0.00     2.63     0.00     0.00     0.00
76                                   2        814,655        0.17      0.00     0.00     0.00     0.00     0.00     5.17     0.00
77                                   1        553,000        0.12      0.00     0.00     0.00     0.00     0.00     3.51     0.00
78                                   1        331,926        0.07      0.00     0.00     0.00     0.00     0.00     2.11     0.00
79                                   4        993,327        0.21      0.00     0.00     0.00     0.00     0.00     6.31     0.00
80                                  10      2,416,255        0.52      0.00     0.00     0.00     0.00     0.00    15.35     0.00
81                                  10      1,779,434        0.38      0.00     0.00     0.00     0.00     0.00    11.30     0.00
82                                  14      4,487,673        0.96      0.00     0.00     0.00     0.00     0.00    28.51     0.00
83                                  13      4,366,580        0.94      0.00     0.00     0.00     0.00     0.00    27.74     0.00
114                                  2        299,500        0.06      0.00     0.00     0.00     0.00     0.00     0.00     1.59
116                                 10      4,711,873        1.01      0.00     0.00     0.00     0.00     0.00     0.00    25.01
117                                 11      3,729,347        0.80      0.00     0.00     0.00     0.00     0.00     0.00    19.79
118                                 13      5,364,598        1.15      0.00     0.00     0.00     0.00     0.00     0.00    28.47
119                                  7      4,160,200        0.89      0.00     0.00     0.00     0.00     0.00     0.00    22.08
120                                  1        575,000        0.12      0.00     0.00     0.00     0.00     0.00     0.00     3.05
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 120
Weighted Average: 43
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 4 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Gross Margin                     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= 2.000%                           88    $33,566,395        7.20     39.72     1.55     1.08     2.07     1.90    14.57     1.79
2.001% - 2.250%                    879    246,737,793       52.93     26.80    62.63    38.54    78.20    56.36    64.25    67.52
2.251% - 2.500%                     44     19,824,179        4.25     28.21     0.87     0.00     0.26     0.00     0.00     5.68
2.501% - 2.750%                    438    157,242,993       33.73      5.27    29.86    58.17    17.90    41.74    18.02    24.12
2.751% - 3.000%                      2        578,750        0.12      0.00     0.29     0.27     0.00     0.00     0.00     0.00
3.001% - 3.250%                     32      8,219,323        1.76      0.00     4.81     1.95     1.56     0.00     3.16     0.89
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 2.399%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
First Rate Cap                   Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
0.000%                               5     $1,370,300        0.29      2.17     0.00     0.00     0.00     0.00     0.00     0.00
1.000%                              53     16,243,605        3.48     24.75     0.73     0.00     0.00     0.00     0.00     0.00
2.000%                             245     98,215,369       21.07      0.73    19.66    63.57     0.80     0.00     0.00     0.00
3.000%                              85     18,324,920        3.93      0.00    17.15     3.65     0.00     0.00     0.00     0.00
4.000%                             114     22,060,993        4.73      0.00    20.96     4.19     0.00     0.00     0.00     0.00
5.000%                             812    241,492,874       51.80      0.00    40.32    27.84    85.07   100.00    76.71    68.33
6.000%                             165     66,210,822       14.20     68.80     1.18     0.75    14.13     0.00    23.29    31.67
8.250%                               1      1,267,500        0.27      2.00     0.00     0.00     0.00     0.00     0.00     0.00
12.000%                              3        983,050        0.21      1.55     0.00     0.00     0.00     0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 12.000%
Weighted Average: 4.266%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Periodic Rate Cap                Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
0.000%                               9     $3,639,400        0.78      5.19     0.00     0.27     0.00     0.00     0.00     0.00
1.000%                             803    206,201,347       44.23     27.46    80.20    35.02    47.05    26.59    67.05    56.97
2.000%                             596    213,740,514       45.85      0.73    19.80    64.71    52.62    73.41    32.95    42.14
2.250%                               1        262,500        0.06      0.00     0.00     0.00     0.33     0.00     0.00     0.00
6.000%                              74     42,325,673        9.08     66.61     0.00     0.00     0.00     0.00     0.00     0.89
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 6.000%
Weighted Average: 1.920%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 5 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Maximum Rate                     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
7.751% - 8.000%                      2     $2,120,000        0.45      3.35     0.00     0.00     0.00     0.00     0.00     0.00
8.001% - 8.250%                      3      1,301,696        0.28      0.00     0.00     0.76     0.42     0.00     0.00     0.00
8.251% - 8.500%                      4      2,302,682        0.49      0.00     0.00     1.80     0.00     0.00     0.00     0.00
8.501% - 8.750%                      6      3,184,108        0.68      0.00     0.00     2.48     0.00     0.00     0.00     0.00
8.751% - 9.000%                     23     10,313,426        2.21      0.44     0.40     5.36     1.77     1.78     0.00     0.00
9.001% - 9.250%                     52     18,970,268        4.07      2.36     1.38     6.75     4.55     5.06     0.00     0.00
9.251% - 9.500%                    111     44,500,648        9.55      6.24     4.69    14.71     5.17    16.61     2.03     0.00
9.501% - 9.750%                    127     36,923,265        7.92      3.10     5.61     7.50    13.65     9.34    11.70     3.45
9.751% - 10.000%                   121     35,141,602        7.54      2.89     6.93     6.58    11.11    12.04     4.92     0.00
10.001% - 10.250%                   82     23,594,170        5.06      0.00     8.56     3.17     4.34     7.24    18.04     2.92
10.251% - 10.500%                  130     33,644,822        7.22      0.00     7.99     4.68    12.92    11.30     8.11     3.13
10.501% - 10.750%                  149     43,443,712        9.32      1.90     5.86     7.63    14.48    16.13    10.17     8.50
10.751% - 11.000%                  175     50,213,002       10.77      4.59     6.40     7.02    20.12    13.50     9.32    25.80
11.001% - 11.250%                   75     23,797,632        5.10      0.00     6.86     7.60     3.93     0.46     9.60    19.15
11.251% - 11.500%                  112     31,240,126        6.70      0.00    13.84     9.18     2.27     3.71     9.93    11.02
11.501% - 11.750%                  177     46,987,235       10.08      0.00    28.26    14.31     3.33     1.45     3.34     9.64
11.751% - 12.000%                   80     40,169,098        8.62     54.73     0.59     0.00     1.93     1.37     7.04     6.95
12.001% - 12.250%                    8      1,682,648        0.36      0.39     0.44     0.00     0.00     0.00     4.86     1.72
12.251% - 12.500%                    5      1,669,600        0.36      0.84     0.00     0.00     0.00     0.00     0.34     5.77
12.501% - 12.750%                    9      1,796,226        0.39      0.28     1.45     0.00     0.00     0.00     0.61     1.95
12.751% - 13.000%                    2        482,452        0.10      0.00     0.61     0.00     0.00     0.00     0.00     0.00
13.001% - 13.250%                    1        117,523        0.03      0.00     0.15     0.00     0.00     0.00     0.00     0.00
13.251% - 13.500%                    1        610,629        0.13      0.00     0.00     0.48     0.00     0.00     0.00     0.00
14.501% - 14.750%                    2      1,686,160        0.36      2.66     0.00     0.00     0.00     0.00     0.00     0.00
14.751% - 15.000%                    4      1,158,450        0.25      1.83     0.00     0.00     0.00     0.00     0.00     0.00
15.001% - 15.250%                    1        197,675        0.04      0.31     0.00     0.00     0.00     0.00     0.00     0.00
15.251% - 15.500%                    5      1,759,570        0.38      2.78     0.00     0.00     0.00     0.00     0.00     0.00
15.501% - 15.750%                    8      5,132,160        1.10      8.11     0.00     0.00     0.00     0.00     0.00     0.00
15.751% - 16.000%                    8      2,028,852        0.44      3.21     0.00     0.00     0.00     0.00     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 16.000%
Weighted Average: 10.714%
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 6 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
FICO Scores                      Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Not Available 0                      1       $391,290        0.08      0.00     0.00     0.31     0.00     0.00     0.00     0.00
601 - 620                            2        786,256        0.17      0.00     0.38     0.00     0.00     0.60     0.00     0.00
621 - 640                           64     19,598,289        4.20      3.50     5.81     6.29     3.62     1.98     1.48     0.00
641 - 660                          123     33,499,982        7.19      7.74     9.76     6.34     8.39     3.54    14.10     5.18
661 - 680                          172     48,681,065       10.44     12.80    14.27    10.06    10.75     6.84     8.12     5.25
681 - 700                          219     67,864,568       14.56     12.38    16.05    15.21    14.85    13.59     6.60    20.73
701 - 720                          211     64,818,692       13.90     16.67    15.19    12.69    14.53    12.92    15.26     7.98
721 - 740                          209     62,389,126       13.38      5.34    14.82    13.89    14.67    16.27    18.10     9.02
741 - 760                          195     66,814,313       14.33     16.25     9.97    15.74    13.85    14.57    13.97    18.07
761 - 780                          177     63,406,673       13.60     14.51     8.75    13.30    10.87    17.90    14.35    25.19
781 - 800                           91     31,807,448        6.82      9.46     4.48     4.93     7.21     9.36     6.32     8.59
801 - 820                           19      6,111,733        1.31      1.35     0.53     1.24     1.25     2.44     1.71     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 618
Maximum: 817
Weighted Average: 719
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Original Loan To Value Ratio     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                           58    $25,398,695        5.45      9.78     1.20     6.05     3.66     8.26     0.34     4.31
50.01% - 55.00%                     25     16,242,893        3.48      9.61     0.48     3.34     0.24     5.94     2.86     0.00
55.01% - 60.00%                     38     21,241,551        4.56      6.13     0.83     5.33     2.37     9.08     0.00     3.05
60.01% - 65.00%                     52     25,340,475        5.44     11.20     1.35     5.62     3.14     7.01     5.21     5.07
65.01% - 70.00%                     71     32,785,542        7.03      4.31     2.84     8.30     2.90    10.09    10.64    26.33
70.01% - 75.00%                    127     53,692,154       11.52     13.72     7.70    15.39     4.52    13.95    13.21    11.18
75.01% - 80.00%                    963    258,712,350       55.50     36.33    72.94    52.43    72.79    41.53    63.88    48.36
80.01% - 85.00%                     16      3,939,691        0.85      1.85     1.84     0.31     0.57     0.45     0.60     0.00
85.01% - 90.00%                     65     15,288,084        3.28      4.52     4.42     2.63     4.04     1.86     3.27     1.70
90.01% - 95.00%                     66     12,983,897        2.79      2.55     6.39     0.61     5.59     1.33     0.00     0.00
95.01% - 100.00%                     2        544,101        0.12      0.00     0.00     0.00     0.17     0.50     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.43
Maximum: 100.00
Weighted Average: 74.11
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 7 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Combined Loan To Value Ratio     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
<= 50.00%                           48    $22,264,113        4.78      9.50     0.95     5.75     2.91     6.78     0.00     1.52
50.01% - 55.00%                     18     13,506,813        2.90      9.42     0.22     3.34     0.08     3.71     0.00     0.00
55.01% - 60.00%                     38     20,306,089        4.36      6.13     0.45     4.84     2.96     8.52     0.00     3.05
60.01% - 65.00%                     38     18,998,843        4.08      5.61     0.67     3.94     2.95     7.06     5.21     5.05
65.01% - 70.00%                     63     30,087,880        6.45      6.24     2.60     7.59     1.56     9.49     2.54    26.33
70.01% - 75.00%                    107     47,665,026       10.22     12.27     5.25    14.04     3.10    12.61    17.79    11.54
75.01% - 80.00%                    282     98,620,045       21.16     20.86    14.30    25.95    14.78    27.31    22.42    17.41
80.01% - 85.00%                     25      7,384,626        1.58      2.31     3.16     0.81     0.87     1.35     3.63     0.00
85.01% - 90.00%                    219     65,867,109       14.13     14.15    13.70    14.32    14.55    12.07    19.10    17.57
90.01% - 95.00%                    300     76,845,190       16.48      8.61    24.33    14.66    27.11     7.94    19.99    11.94
95.01% - 100.00%                   345     64,623,701       13.86      4.90    34.37     4.76    29.14     3.16     9.32     5.59
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.43
Maximum: 100.00
Weighted Average: 80.81
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Amortization                     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Interest In Arrears                365   $142,448,209       30.56      6.99    13.26    58.45    12.23    49.16     4.93    10.47
Interest Only                    1,118    323,721,225       69.44     93.01    86.74    41.55    87.77    50.84    95.07    89.53
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Top 5 States                     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
California                         469   $194,470,561       41.72     22.72    26.29    57.51    20.54    73.02    12.24    40.63
Georgia                            229     43,060,161        9.24      2.73    20.49     2.35    16.88     1.56    32.33    12.38
Virginia                            80     32,439,145        6.96     22.64     3.03     2.14     7.60     2.34    20.39     9.82
Florida                             95     20,099,586        4.31      2.54     4.73     1.73    11.93     2.76     1.75     3.09
Illinois                            44     16,381,089        3.51      2.41     1.54     7.68     2.44     2.27     0.00     0.00
Other                              566    159,718,892       34.26     46.96    43.91    28.59    40.60    18.05    33.28    34.09
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 8 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Prepay Original Term             Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
0                                1,129   $380,520,856       81.63     82.87    69.60    89.16    73.50    90.84    86.14    67.27
6                                   17      5,983,298        1.28      7.46     0.32     0.48     0.51     0.00     0.00     0.00
12                                   6      2,228,670        0.48      0.73     0.79     0.00     0.56     0.00     0.00     3.73
24                                  20      5,401,677        1.16      0.97     2.73     1.16     1.32     0.00     0.59     0.00
36                                 209     50,477,214       10.83      4.82    24.51     8.49     9.69     7.57     4.68    13.17
60                                 102     21,557,718        4.62      3.16     2.05     0.72    14.43     1.59     8.60    15.83
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Document Type                    Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Alternate                           55    $16,855,937        3.62      6.17     2.39     0.90     4.51     3.65     8.04    11.07
Full                               844    248,902,866       53.39     61.20    51.61    61.98    65.09    22.51    61.79    54.33
Limited                             35      8,770,078        1.88      0.77     0.62     1.39     6.69     0.00     4.64     0.00
No Doc                              27      5,406,301        1.16      0.67     1.86     0.90     1.82     0.00     0.57     4.40
No Ratio                            13      4,583,338        0.98      2.34     0.71     0.28     1.68     0.51     2.79     0.00
Reduced                            386    128,560,136       27.58     28.13    37.51    28.31    17.65    28.13    14.00    29.31
Stated Doc                         111     46,543,837        9.98      0.73     5.30     2.88     2.56    42.45     8.16     0.89
Streamline                          12      6,546,942        1.40      0.00     0.00     3.35     0.00     2.76     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Loan Purpose                     Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                 289    $96,787,262       20.76     25.54    19.58    20.40    19.51    19.07    21.57    24.09
Purchase                           899    268,142,640       57.52     48.94    61.90    55.70    65.50    54.91    63.98    52.74
Rate/Term Refinance                295    101,239,532       21.72     25.53    18.52    23.90    14.99    26.02    14.45    23.17
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Owner Occupancy Status           Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Investor                           158    $33,043,913        7.09      6.25    15.13     3.01    12.12     0.00    11.57     9.64
Primary                          1,293    422,950,700       90.73     92.06    83.22    94.70    84.92    97.52    86.33    89.47
Secondary                           32     10,174,821        2.18      1.70     1.65     2.29     2.96     2.48     2.10     0.89
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                             Page 9 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Property Type                    Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Coop                                 9     $2,886,514        0.62      0.00     0.65     0.00     0.79     0.48     2.41     5.18
Townhouse                            1         51,383        0.01      0.00     0.00     0.00     0.07     0.00     0.00     0.00
Condominium                        179     50,672,208       10.87      5.63    13.08     9.15    13.27    14.33     5.14    10.53
PUD                                340     79,796,377       17.12      0.89    27.72    11.28    33.26     9.64    23.37    26.28
Single Family                      902    315,974,970       67.78     90.52    52.10    77.89    46.42    74.76    63.24    51.72
Two- to Four Family                 52     16,787,983        3.60      2.95     6.45     1.68     6.19     0.79     5.84     6.29
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
Stated Remaining                  # of      Aggregate   Aggregate
Term to Maturity                 Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
178                                  1       $498,196        0.11      0.00     0.00     0.00     0.00     0.61     0.00     0.00
337                                  1        395,939        0.08      0.00     0.00     0.31     0.00     0.00     0.00     0.00
341                                  1        530,037        0.11      0.84     0.00     0.00     0.00     0.00     0.00     0.00
346                                  4      1,633,575        0.35      0.00     0.27     0.56     0.39     0.50     0.00     0.00
348                                  2        308,678        0.07      0.00     0.00     0.00     0.39     0.00     0.00     0.00
349                                  1         92,904        0.02      0.00     0.00     0.00     0.12     0.00     0.00     0.00
350                                  1        320,000        0.07      0.00     0.00     0.00     0.41     0.00     0.00     0.00
351                                  2        504,671        0.11      0.00     0.30     0.00     0.34     0.00     0.00     0.00
352                                  6      1,965,059        0.42      0.34     0.25     0.45     0.19     0.00     5.17     0.00
353                                  7      3,788,498        0.81      4.15     0.38     0.00     0.39     0.00     3.51     0.00
354                                 11      3,362,543        0.72      0.00     0.83     1.61     0.00     0.00     2.11     1.59
355                                 15      3,554,302        0.76      0.23     0.69     0.00     1.85     0.50     6.31     0.00
356                                149     44,519,638        9.55     17.40    10.03     2.19    16.72     2.96    15.35    25.01
357                                240     60,176,435       12.91     14.85    15.37     6.14    28.04     3.75    11.30    19.79
358                                538    176,866,784       37.94     12.16    34.98    48.14    29.13    57.29    28.51    28.47
359                                471    158,703,658       34.04     42.69    35.31    40.29    19.42    34.39    27.74    22.08
360                                 33      8,948,516        1.92      7.33     1.58     0.31     2.63     0.00     0.00     3.05
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 178
Maximum: 360
Weighted Average: 358
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                            Page 10 of 11

                                                      [UBS LOGO] Investment
                                                                 Bank
                                                Collateral Stratification Report

                                                             MARM04_8
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Servicer                         Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Bank of America                     59    $25,404,579        5.45      0.00     0.00     0.00     1.00    30.11     0.00     0.00
Cenlar                               2        887,655        0.19      0.00     0.00     0.00     0.00     0.00     5.64     0.00
Downey                              27     10,784,823        2.31      0.00     0.74     2.01     1.13     8.23     0.00     0.00
GMAC Mortgage                      705    207,042,548       44.41     96.63    45.84    23.33    52.40    18.79    76.05    57.70
Greenpoint                         332     91,204,888       19.56      3.37    39.58    25.05    13.56    10.98    10.56    22.03
National City Mortgage             146     34,015,386        7.30      0.00    13.14     2.95    18.25     0.43     7.75    20.26
Provident                            5      1,252,800        0.27      0.00     0.00     0.00     1.59     0.00     0.00     0.00
Wamu                                48     10,070,104        2.16      0.00     0.70     0.00    12.08     0.00     0.00     0.00
Washington Mutual Bank             159     85,506,650       18.34      0.00     0.00    46.66     0.00    31.45     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                  # of      Aggregate   Aggregate
Originator                       Loans        Balance     Balance    Group 1  Group 2  Group 3 Group 4  Group 5  Group 6  Group 7
---------------------------------------------------------------------------------------------------------------------------------
Alliance Bancorp                    10     $4,017,654        0.86      0.00     0.62     0.00     0.80     0.00     0.00    15.34
American Mortgage Network            2        396,000        0.08      0.00     0.00     0.00     0.50     0.00     0.00     0.00
Bank of America                     59     25,404,579        5.45      0.00     0.00     0.00     1.00    30.11     0.00     0.00
Family Lending                      16      8,220,100        1.76      0.00     0.00     3.35     0.41     3.24     6.06     0.00
Flagstrat                            1        530,037        0.11      0.84     0.00     0.00     0.00     0.00     0.00     0.00
Flick                                2        422,532        0.09      0.67     0.00     0.00     0.00     0.00     0.00     0.00
Greenpoint Mortgage Corporation    332     91,204,888       19.56      3.37    39.58    25.05    13.56    10.98    10.56    22.03
Homestar                           274     52,344,370       11.23      0.33    28.48     4.93    19.62     1.90    20.46    15.44
Loan Center Of California Inc        3        711,850        0.15      0.80     0.00     0.00     0.26     0.00     0.00     0.00
Market Street                       10      1,422,671        0.31      0.00     0.19     0.00     1.62     0.00     0.00     0.00
Mortgage IT                         69     25,511,400        5.47      3.41     4.06    10.10     2.34     6.52     0.00     0.00
Mortgage Store                      66     14,113,683        3.03      0.00     1.61     0.82    13.27     0.67     2.84     1.79
Nat City Mortgage                  146     34,015,386        7.30      0.00    13.14     2.95    18.25     0.43     7.75    20.26
Nexstar                              2        887,655        0.19      0.00     0.00     0.00     0.00     0.00     5.64     0.00
Pacific Republic Mortgage Corp       5        812,491        0.17      0.00     0.00     0.00     1.03     0.00     0.00     0.00
Plaza Home Mortgage                  3        550,000        0.12      0.00     0.00     0.00     0.70     0.00     0.00     0.00
Primary Capital                      1        147,200        0.03      0.23     0.00     0.00     0.00     0.00     0.00     0.00
Prism Mortgage/RBC Mortgage         48     10,070,104        2.16      0.00     0.70     0.00    12.08     0.00     0.00     0.00
Provident Bank                       2        894,000        0.19      0.00     0.00     0.00     0.00     0.00     0.00     4.75
Provident Funding                    5      1,252,800        0.27      0.00     0.00     0.00     1.59     0.00     0.00     0.00
South Pacific Financial Corp         1        319,913        0.07      0.00     0.00     0.00     0.41     0.00     0.00     0.00
UBS Conduit                        267    107,413,470       23.04     90.35    11.63     6.14    12.57    14.70    46.70    20.39
Washington Mutual                  159     85,506,650       18.34      0.00     0.00    46.66     0.00    31.45     0.00     0.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,483   $466,169,434      100.00    100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
=================================================================================================================================
                                                       Aug 2, 2004 12:38                                            Page 11 of 11

                                                       MARM 04-8 -- 2A1


UBS WL ARM TRADING    (212)713-2860

Balance   $74,045,000.00   Delay           24           WAC(2)   5.2229     WAM(2)    358
Coupon    4.9144           Dated           08/01/2004   NET(2)   4.914413   WALA(2)   2
Settle    08/30/2004       First Payment   09/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
      Price              10            15            20         PRICING          30            40            50            60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
            101-28+        3.9726        3.8927        3.8031        3.7031        3.5915        3.3269        2.9908        2.5374
            101-29+        3.9588        3.8778        3.7870        3.6856        3.5725        3.3043        2.9636        2.5041
            101-30+        3.9451        3.8629        3.7709        3.6681        3.5535        3.2817        2.9365        2.4707
            101-31+        3.9313        3.8481        3.7549        3.6507        3.5345        3.2591        2.9093        2.4374
            102-00+        3.9175        3.8332        3.7388        3.6333        3.5156        3.2366        2.8822        2.4042
            102-01+        3.9038        3.8184        3.7227        3.6158        3.4966        3.2140        2.8551        2.3709
            102-02+        3.8901        3.8036        3.7067        3.5984        3.4777        3.1915        2.8280        2.3377
            102-03+        3.8763        3.7887        3.6906        3.5810        3.4587        3.1690        2.8009        2.3044
            102-04+        3.8626        3.7739        3.6746        3.5636        3.4398        3.1464        2.7738        2.2712

           Spread @
       Center Price            70            71            70            70            68            59            41             9
                WAL          2.40          2.22          2.04          1.87          1.71          1.43          1.18          0.95
           Mod Durn         2.220         2.056         1.899         1.750         1.610         1.353         1.125         0.917
   Principal Window Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07

                    ---------------------------------------------------------------------------------------------------------------
          LIBOR_6MO          1.95          1.95          1.95          1.95          1.95          1.95          1.95          1.95
          LIBOR_1YR          2.36          2.36          2.36          2.36          2.36          2.36          2.36          2.36
            CMT_1YR          2.11          2.11          2.11          2.11          2.11          2.11          2.11          2.11
                    ---------------------------------------------------------------------------------------------------------------
             Prepay        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------
        Yield Curve   Mat     1MO   3MO   6MO   1YR     2YR      3YR      5YR     10YR    30YR
                      Yld  1.5625  1.71  1.95  2.36  3.0208  3.49967  4.09968  4.90525  5.5215

-----------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                       MARM 04-8 -- 3A1

UBS WL ARM TRADING    (212)713-2860

Balance   $119,170,000.00   Delay           24            WAC(3)   4.8210      WAM(3)    358
Coupon    4.4835            Dated           08/01/2004    NET(3)   4.483547    WALA(3)   2
Settle    08/30/2004        First Payment   09/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
      Price              10            15            20         PRICING          30            40            50            60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
            100-29+        3.9811        3.9364        3.8864        3.8303        3.7679        3.6198        3.4317        3.1779
            100-30+        3.9672        3.9214        3.8701        3.8126        3.7486        3.5968        3.4040        3.1439
            100-31+        3.9532        3.9063        3.8538        3.7949        3.7293        3.5739        3.3763        3.1098
            101-00+        3.9393        3.8913        3.8375        3.7772        3.7101        3.5509        3.3486        3.0758
            101-01+        3.9254        3.8763        3.8212        3.7595        3.6908        3.5279        3.3209        3.0418
            101-02+        3.9115        3.8612        3.8049        3.7418        3.6715        3.5050        3.2933        3.0078
            101-03+        3.8976        3.8462        3.7886        3.7242        3.6523        3.4820        3.2657        2.9738
            101-04+        3.8837        3.8312        3.7724        3.7065        3.6331        3.4591        3.2380        2.9399
            101-05+        3.8698        3.8162        3.7561        3.6888        3.6139        3.4362        3.2104        2.9060

           Spread @
       Center Price            72            76            79            83            87            89            85            73
                WAL          2.39          2.20          2.03          1.86          1.70          1.42          1.17          0.94
           Mod Durn         2.215         2.050         1.892         1.742         1.601         1.342         1.114         0.906
   Principal Window Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jul07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07 Sep04 - Jun07

                    ---------------------------------------------------------------------------------------------------------------
          LIBOR_6MO          1.95          1.95          1.95          1.95          1.95          1.95          1.95          1.95
          LIBOR_1YR          2.36          2.36          2.36          2.36          2.36          2.36          2.36          2.36
            CMT_1YR          2.11          2.11          2.11          2.11          2.11          2.11          2.11          2.11
                    ---------------------------------------------------------------------------------------------------------------
             Prepay        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------
        Yield Curve   Mat     1MO   3MO   6MO   1YR     2YR      3YR      5YR     10YR    30YR
                      Yld  1.5625  1.71  1.95  2.36  3.0208  3.49967  4.09968  4.90525  5.5215

-----------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                       MARM 04-8 -- 5A1

UBS WL ARM TRADING    (212)713-2860

Balance   $76,030,000.00   Delay           24            WAC(5)   5.1303      WAM(5)    357
Coupon    4.8175           Dated           08/01/2004    NET(5)   4.817496    WALA(5)   2
Settle    08/30/2004       First Payment   09/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
      Price              10            15            20         PRICING          30            40            50            60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
            100-14+        4.6234        4.5915        4.5562        4.5161        4.4704        4.3457        4.1774        4.0021
            100-15+        4.6138        4.5806        4.5439        4.5022        4.4547        4.3249        4.1499        3.9676
            100-16+        4.6043        4.5698        4.5316        4.4883        4.4390        4.3042        4.1225        3.9331
            100-17+        4.5947        4.5589        4.5194        4.4744        4.4232        4.2835        4.0950        3.8987
            100-18+        4.5851        4.5480        4.5071        4.4605        4.4075        4.2628        4.0676        3.8643
            100-19+        4.5755        4.5372        4.4948        4.4467        4.3918        4.2421        4.0401        3.8298
            100-20+        4.5660        4.5263        4.4826        4.4328        4.3761        4.2214        4.0127        3.7955
            100-21+        4.5564        4.5155        4.4703        4.4189        4.3605        4.2007        3.9854        3.7611
            100-22+        4.5468        4.5047        4.4581        4.4051        4.3448        4.1801        3.9580        3.7268

           Spread @
       Center Price            89            99           110           122           131           150           158           155
                WAL          3.65          3.20          2.81          2.47          2.17          1.61          1.20          0.94
           Mod Durn         3.233         2.851         2.523         2.231         1.971         1.495         1.128         0.899
   Principal Window Sep04 - Jun09 Sep04 - Jun09 Sep04 - Jun09 Sep04 - Jun09 Sep04 - Jun09 Sep04 - Oct08 Sep04 - Sep07 Sep04 - Jun07

                    ---------------------------------------------------------------------------------------------------------------
          LIBOR_6MO          1.95          1.95          1.95          1.95          1.95          1.95          1.95          1.95
          LIBOR_1YR          2.36          2.36          2.36          2.36          2.36          2.36          2.36          2.36
            CMT_1YR          2.11          2.11          2.11          2.11          2.11          2.11          2.11          2.11
                    ---------------------------------------------------------------------------------------------------------------
             Prepay        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------
        Yield Curve   Mat     1MO   3MO   6MO   1YR     2YR      3YR      5YR     10YR    30YR
                      Yld  1.5625  1.71  1.95  2.36  3.0208  3.49967  4.09968  4.90525  5.5215

-----------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                       MARM 04-8 -- 6A1

UBS WL ARM TRADING    (212)713-2860

Balance   $14,641,000.00   Delay           24            WAC(6)   5.5239      WAM(6)    357
Coupon    5.1789           Dated           08/01/2004    NET(6)   5.178872    WALA(6)   3
Settle    08/30/2004       First Payment   09/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
      Price              10            15            20         PRICING          30            40            50            60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
            100-11+        5.0570        5.0262        4.9917        4.9517        4.9060        4.7968        4.6607        4.4854
            100-12+        5.0492        5.0170        4.9810        4.9393        4.8916        4.7775        4.6354        4.4525
            100-13+        5.0414        5.0079        4.9703        4.9268        4.8771        4.7582        4.6102        4.4196
            100-14+        5.0336        4.9987        4.9596        4.9144        4.8627        4.7390        4.5850        4.3867
            100-15+        5.0258        4.9895        4.9489        4.9019        4.8482        4.7197        4.5598        4.3538
            100-16+        5.0180        4.9804        4.9382        4.8895        4.8338        4.7005        4.5346        4.3210
            100-17+        5.0102        4.9712        4.9276        4.8771        4.8193        4.6813        4.5094        4.2881
            100-18+        5.0024        4.9621        4.9169        4.8647        4.8049        4.6621        4.4843        4.2553
            100-19+        4.9946        4.9529        4.9062        4.8523        4.7905        4.6429        4.4592        4.2226

           Spread @
       Center Price           102           121           135           148           163           185           198           199
                WAL          4.70          3.95          3.35          2.84          2.42          1.77          1.33          1.00
           Mod Durn         3.973         3.381         2.900         2.490         2.145         1.610         1.230         0.943
   Principal Window Sep04 - Jun11 Sep04 - Jul11 Sep04 - Jul11 Sep04 - Jul11 Sep04 - Jul11 Sep04 - Jul11 Sep04 - Jul11 Sep04 - Jul11

                    ---------------------------------------------------------------------------------------------------------------
          LIBOR_6MO          1.95          1.95          1.95          1.95          1.95          1.95          1.95          1.95
          LIBOR_1YR          2.36          2.36          2.36          2.36          2.36          2.36          2.36          2.36
            CMT_1YR          2.11          2.11          2.11          2.11          2.11          2.11          2.11          2.11
                    ---------------------------------------------------------------------------------------------------------------
             Prepay        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)
-----------------------------------------------------------------------------------------------------------------------------------
        Yield Curve   Mat     1MO   3MO   6MO   1YR     2YR      3YR      5YR     10YR    30YR
                      Yld  1.5625  1.71  1.95  2.36  3.0208  3.49967  4.09968  4.90525  5.5215

-----------------------------------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                       MARM 04-8 -- 7A1

UBS WL ARM TRADING    (212)713-2860

Balance   $17,522,000.00   Delay           24            WAC(7)   5.8988      WAM(7)    357
Coupon    5.5764           Dated           08/01/2004    NET(7)   5.576445    WALA(7)   3
Settle    08/30/2004       First Payment   09/25/2004

-----------------------------------------------------------------------------------------------------------------------------------
      Price              10            15            20         PRICING          30            40            50            60
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                            Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
-----------------------------------------------------------------------------------------------------------------------------------
            101-12+        5.2645        5.1805        5.0860        4.9771        4.8539        4.5663        4.2189        3.7810
            101-13+        5.2580        5.1725        5.0764        4.9655        4.8402        4.5476        4.1942        3.7487
            101-14+        5.2514        5.1645        5.0667        4.9540        4.8265        4.5290        4.1696        3.7165
            101-15+        5.2448        5.1565        5.0571        4.9424        4.8128        4.5103        4.1449        3.6843
            101-16+        5.2383        5.1485        5.0474        4.9309        4.7992        4.4917        4.1203        3.6521
            101-17+        5.2317        5.1404        5.0378        4.9194        4.7855        4.4731        4.0956        3.6199
            101-18+        5.2252        5.1324        5.0281        4.9078        4.7719        4.4545        4.0710        3.5877
            101-19+        5.2186        5.1244        5.0185        4.8963        4.7582        4.4359        4.0465        3.5556
            101-20+        5.2121        5.1164        5.0089        4.8848        4.7446        4.4173        4.0219        3.5235

           Spread @
       Center Price           100           115           131           140           151           159           154           129
                WAL          5.86          4.67          3.79          3.10          2.56          1.81          1.34          1.00
           Mod Durn         4.676         3.826         3.178         2.658         2.244         1.645         1.244         0.952
   Principal Window Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14 Sep04 - Jul14

                    ---------------------------------------------------------------------------------------------------------------
          LIBOR_6MO          1.95          1.95          1.95          1.95          1.95          1.95          1.95          1.95
          LIBOR_1YR          2.36          2.36          2.36          2.36          2.36          2.36          2.36          2.36
            CMT_1YR          2.11          2.11          2.11          2.11          2.11          2.11          2.11          2.11
                    ---------------------------------------------------------------------------------------------------------------
             Prepay        10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        40 CPB        50 CPB        60 CPB
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)      Call (N)
-----------------------------------------------------------------------------------------------------------------------------------
        Yield Curve   Mat     1MO   3MO   6MO   1YR     2YR      3YR      5YR     10YR    30YR
                      Yld  1.5625  1.71  1.95  2.36  3.0208  3.49967  4.09968  4.90525  5.5215

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

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